UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



                          FORM 8-K



                   CURRENT REPORT PURSUANT
                   TO SECTION 13 OR 15(d)
           OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): February
                          22, 2006



                     Analex Corporation
   (Exact name of registrant as specified in its charter)




     Delaware                0-5404             71-0869563
  (State or other       (Commission File      (IRS Employer
  jurisdiction of          Number)       Identification No.)
  incorporation)


    2677 Prosperity Avenue, Suite 400, Fairfax, VA 22031
    (Address of principal executive offices) (Zip Code)

                       (703) 852-4000
    (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement


On February 22, 2006, the Board of Directors approved certain amendments to the Analex Corporation 2000 Stock Option Plan and renamed the plan the "2000 Stock Incentive Plan." A copy of the amended and restated 2000 Stock Incentive Plan is filed herewith as Exhibit 10.1 to this Form 8-K. A form of the Stock Appreciation Right Agreement and Option Exchange and Stock Appreciation Right Agreement under the 2000 Stock Incentive Plan are attached herewith as
Exhibit 10.2 and 10.3, respectively, to this Form 8-K report.

On February 22, 2006, the Board of Directors also approved certain amendments to the Analex Corporation 2002 Stock Option Plan and renamed the plan the "2002 Stock Incentive Plan." A copy of the amended and restated 2002 Stock Incentive Plan is filed herewith as Exhibit 10.4 to this Form 8-K. A form of the Stock Appreciation Right Agreement and a form of the Option Exchange and Stock Appreciation Right Agreement under the 2002 Stock Incentive Plan are attached herewith as Exhibit 10.5 and 10.6, respectively, to this Form 8-K report.

Pursuant to the Analex Corporation 2002 Stock Incentive Plan, each non-employee director shall automatically receive on the date of the first regular Board meeting held in each new fiscal year Stock-Only Stock Appreciation Rights (SOSAR) covering 5,000 shares of Analex Common Stock. On February 22, 2006, the Registrant approved grants to the following non-employee directors, Messers C. Thomas Faulders, III, Lincoln D. Faurer, Martin Hale, Jr., Gerald Poch, Daniel R. Young, Thomas Hewitt and Daniel P. March, whereby they each were granted SOSARs covering 5,000 shares of Analex Common Stock. These SOSARs became fully vested upon the date of grant and the exercise price was the closing price reported on NASDAQ on February 21, 2006. In accordance with the terms of the 2002 Plan, these SOSARs shall terminate upon the earlier of (i) the tenth anniversary of the grant, and (ii) 90 days after the cessation of the individual's service as a member of the Board, unless the Board sets a later expiration date subsequent to the date of grant but prior to the end of the 90-day period following the individual's cessation as a member of the Board.

On February 22, 2006, the Registrant's Board of Directors approved the grant 50,000 shares of restricted stock to each of Messrs. C. Wayne Grubbs, V. Joseph Broadwater and Stephen C. Matthews. The Registrant's Board of Directors, including the Compensation Committee which is solely comprised of independent directors, considered the grants material inducement to these individuals' employment with the Registrant as its Senior Vice President and Chief Financial Officer, Senior Vice President of the National Security Group and Senior Vice President of Business Development, respectively. The restricted stock will vest at 25% increments each year for the next 4 years from the date of employment. If the individual grantee's employment with the Company terminates for any reason before the restricted stock becomes vested, his rights and interests in any unvested restricted stock will be forfeited. Until such time as the shares become vested pursuant to the Restricted Stock Award Agreement, the individual shall not have the right to transfer, pledge, or hypothecate all or any portion of the restricted stock with or without consideration. Each of the Restricted Stock Agreements is filed herewith as an exhibit to this Form 8-K report.

Since these grants were made as an inducement material to certain individuals' employment with the Company, the Company is seeking to issue the securities without shareholders' approval pursuant to Section 711(a) of the American Stock Exchange Company Guide. In compliance with the Section 711 of the American Stock Exchange Company Guide, the Company has issued a press release containing certain information about such grants. The full text of such press release is attached herewith as Exhibit 10.10 to this Form 8-K report.

Item 9.01 Financial Statement and Exhibits

(c) Exhibits

See Exhibit index attached hereto.


                          SIGNATURE

   Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ANALEX CORPORATION

Date: February 28, 2006        By:   /s/ C. Wayne Grubbs

                                    C. Wayne Grubbs
                                    Senior Vice President and
                                  Chief Financial Officer


                        Exhibit Index

Exhibit          Description
  No.
 10.1   Analex Corporation 2000 Stock
        Incentive Plan
 10.2   Form of Stock Appreciation
        Right Agreement under the
        2000 Stock Incentive Plan
 10.3   Form of Option Exchange and
        Stock Appreciation Right
        under the 2000 Stock
        Incentive Plan
 10.4   Analex Corporation 2002 Stock
        Incentive Plan
 10.5   Form of Stock Appreciation
        Right Agreement under the
        2002 Stock Incentive Plan
 10.6   Form of Option Exchange and
        Stock Appreciation Right
        under the 2002 Stock
        Incentive Plan
 10.7   Restricted Stock Award
        Agreement with C. Wayne
        Grubbs, dated February 22,
        2006
 10.8   Restricted Stock Award
        Agreement with V. Joseph
        Broadwater, dated February
        22, 2006
 10.9   Restricted Stock Award
        Agreement with Stephen C.
        Matthews, dated February 22,
        2006
 10.10  Press release, dated February
        27, 2006